SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 17, 2003



                             THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



              Delaware             001-02217             58-0628465
          (State or other        (Commission           (IRS Employer
           jurisdiction         File Number)        Identification No.)
        of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                                      30313
    (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (404)676-2121

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Item 7(c).      Exhibits

Exhibit 99.1 Press Release of The Coca-Cola Company, dated July 17, 2003, reporting The Coca-Cola Company's financial results for the second quarter and year-to-date 2003.

Exhibit 99.2 Supplemental Information prepared for use in connection with the financial results for the second quarter and year-to-date 2003.


Item 9.  Regulation FD Disclosure

This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under said Item 9 and also under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of The Coca-Cola Company, dated July 17, 2003, reporting The Coca-Cola Company's financial results for the second quarter and year-to-date 2003.

On July 17, 2003, The Coca-Cola Company held an investor conference and webcast to disclose financial results for the second quarter and year-to-date 2003. The Supplemental Information package for use at this conference is attached and incorporated by reference herein as Exhibit 99.2. All information in the Supplemental Information package is presented as of June 30, 2003, and The Coca-Cola Company does not assume any obligation to correct or update said information in the future.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE COCA-COLA COMPANY
                                      (REGISTRANT)


Date:  July 17, 2003            By: /s/ David M. Taggart
                                    -------------------------------
                                        David M.Taggart
                                        Vice President and
                                        Treasurer

                                 Exhibit Index



 Exhibit No.
 -----------

Exhibit 99.1 Press Release of The Coca-Cola Company, dated July 17, 2003, reporting The Coca-Cola Company's financial results for the second quarter and year-to-date 2003.

Exhibit 99.2 Supplemental Information prepared for use in connection with the financial results for the second quarter and year-to-date 2003.